United States

                       Securities and Exchange Commission

                             Washington, D. C. 20549

                                  ____________

                                    Form 8-K

                                 Current Report

                        Pursuant to Section 13 or 15 (d)

                     of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): November 29, 1995


                           Homestake Mining Company
              ____________________________________________________
             (Exact name of Registrant as specified in its charter)




   Delaware                     1-8736                  94-2934609
   ---------------------------------------------------------------------------
   (State or other              (Commission             (I.R.S. Employer
   jurisdiction of              File Number)            Identification Number)
   incorporation)



     650 California Street, San Francisco, California 94108-2788
     -----------------------------------------------------------
     (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code: (415) 981-8150





                                                           Page 1 of 3 Pages


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Item 5.  Other Events.

         On November 29, 1995,  Registrant  issued the press release appended as
Exhibit 99.3, announcing it will extend until Friday, December 22, 1995, its offer to acquire the shares of its subsidiary Homestake Gold of Australia Limited that Homestake does not own already.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

Exhibit  99.3

Press Release dated November 29, 1995, announcing that the Registrant will extend until Friday, December 22, 1995, its offer to acquire the shares of its subsidiary Homestake Gold of Australia Limited that Homestake does not own already.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   November 29, 1995


                                          HOMESTAKE MINING COMPANY
                                             (Registrant)



                                          By:  /s/ David W. Peat
                                               -----------------
                                               David. W. Peat
                                               Vice President and Controller


                                                           Page 2 of 3 Pages

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